                                                             EXHIBIT 10(b)(xxii)

                               SECOND AMENDMENT TO
                         ANADARKO PETROLEUM CORPORATION
                           ANNUAL INCENTIVE BONUS PLAN

      WHEREAS, ANADARKO PETROLEUM CORPORATION (the "Company") has heretofore adopted the ANNUAL INCENTIVE BONUS PLAN which was amended on January 1, 1995 (the "Plan"); and

         WHEREAS, the Company desires to further amend the Plan in the manner and to the extent herein provided.

:

      NOW, THEREFORE, the Plan shall be amended, effective as of January 1, 1999, as follows:

1. The amount of "$1.5 million" in the fourth sentence of Section 4 shall be replaced with the amount of "$3 million".

2. Except as amended hereby, the Plan shall continue in full force and effect. .


      IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed this ____ day of January, 1999.

                              ANADARKO PETROLEUM CORPORATION
ATTEST:

_________________________     By:____________________________________
                                    Charles G. Manley
                                    Senior Vice President, Administration